UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2010

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Netherlands Antilles	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42, rue Saint-Dominique, Paris, France 75007

5599 San Felipe, 17th Floor, Houston, Texas 77056

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 15, 2010, Andrew Gould, Chairman and Chief Executive Officer of Schlumberger Limited (“Schlumberger”), addressed the oil and gas investment community at the Barclays Capital CEO Energy-Power Conference 2010 in New York, New York. A copy of the presentation and slides is attached as Exhibit 99.1. Schlumberger has also posted this information on its website at www.slb.com/ir.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished in response to Item 7.01:

99.1	Presentation at Barclays Capital CEO Energy-Power Conference 2010

Forward-Looking Statements

The attached presentation contains “forward-looking statements” within the meaning of the federal securities laws, which include any statements that are not historical facts, such as Schlumberger’s forecasts or expectations regarding business outlook; growth for Schlumberger as a whole and for each of Oilfield Services and WesternGeco (and for specified products or geographic areas within each segment); offshore oil and gas exploration and development; the integration of both Smith and Geoservices into our business; the anticipated benefits of those transactions; oil and natural gas demand and production growth; oil and gas prices; amortization expense; operating margins; Schlumberger’s effective tax rate; Schlumberger’s stock repurchase plan; expected dividend payments; capital expenditures by Schlumberger and the oil and gas industry; the business strategies of Schlumberger’s customers; future global economic conditions; and future results of operations. These statements are subject to risks and uncertainties, including, but not limited to, the current global economic downturn; changes in exploration and production spending by Schlumberger’s customers and changes in the level of oil and natural gas exploration and development; general economic and business conditions in key regions of the world; pricing erosion; seasonal factors; the ability to introduce new technologies; changes in government regulations and regulatory requirements, including those related to offshore oil and gas exploration, radioactive sources, explosives, chemicals, hydraulic fracturing services and climate-related initiatives; integration of acquired businesses and operations of joint ventures; the timing of the realization of expected synergies from acquisitions; and other risks and uncertainties described in this presentation, as well as under “Item 1A. Risk Factors” and elsewhere in our most recent Form 10-K and Form 10-Q. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. Schlumberger disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

By:	/s/ Howard Guild
Howard Guild
Chief Accounting Officer

Date: September 15, 2010

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